UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2013

TESSCO Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-24746	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031
(Address of principal executive offices) (Zip Code)

(410) 229-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Note:

This Current Report on Form 8-K/A is being filed solely to reflect the proper EDGAR code and Item No. for Item 5.02.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 23, 2013, the Company issued a press release which contained, among other things, an announcement of the Company’s financial results for the second fiscal quarter of fiscal 2014.  A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Item 2.02, including the information in Exhibit 99.1 attached hereto pertaining to this Item 2.02, is furnished solely pursuant to Item 2.02 of this Form 8-K.  Consequently, pursuant to this Item 2.02, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section.  It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or Securities Act of 1933 if such subsequent filing specifically references this Item 2.02 of this Form 8-K.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On October 23, 2013, TESSCO Technologies Incorporated (the “Company”) announced by press release that Aric Spitulnik, Vice President and Secretary of the Company, has also been appointed Chief Financial Officer of the Company.  Mr. Spitulnik, age 42, will continue to serve as Vice President and Secretary of the Company, and as principal accounting officer.  In addition, Mr. Spitulnik assumes the position of principal financial officer, the function of which, or similar, had been performed most recently and until today by the Company’s President, Robert B Barnhill, Jr.

Mr. Spitulnik has been employed by the Company since April 2000, was appointed as Controller in 2005, as Vice President in 2006, and as Secretary and principal accounting officer in November 2012.  He holds a Bachelor of Science and Masters of Business Administration in Accounting from State University of New York at Buffalo.  Before joining the Company in 2000, Mr. Spitulnik was employed as a public accounting professional.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated October 23, 2013

Information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in the TESSCO Technologies Incorporated Annual Report on Form 10-K and other of the Company’s filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President and Chief Executive Officer

Dated: October 23, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated October 23, 2013